SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PACIFIC MERCANTILE BANCORP

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PACIFIC MERCANTILE BANCORP 949 South Coast Drive, Third Floor Costa Mesa, California 92626

NOTICE OF POSTPONEMENT

OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE TO THE SHAREHOLDERS OF PACIFIC MERCANTILE BANCORP:

The 2013 Annual Meeting of Shareholders of Pacific Mercantile Bancorp (the “Company”) has been postponed and will now take place on Wednesday, June 5, 2013, at 2:00 P.M., Pacific Time, at the Fairmont Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660. The Annual Meeting was originally scheduled to be held on Wednesday, May 22, 2013. No change has been made to the proposals to come before the Annual Meeting or any adjournment or postponement thereof, which are presented in the Notice of Annual Meeting of Shareholders accompanying the Proxy Statement we previously mailed to you on or about April 25, 2013 and filed with the Securities and Exchange Commission on April 25, 2013.

We postponed the Annual Meeting to provide you with additional time to consider the supplemental information contained in the accompanying Supplement to Proxy Statement. Specifically, and as more fully described in the accompanying Supplement to Proxy Statement, the Company has determined that a 2012 stock option grant under our 2010 Equity Incentive Plan (the “2010 Plan”) to Raymond E. Dellerba, our former President and Chief Executive Officer and our current Vice Chairman, exceeded by 125,000 the limit on the number of shares subject to equity awards that could be granted to any one participant in any fiscal year under the 2010 Plan. The exercise price of these stock options was $5.34 per share. The stock options in excess of that annual plan limitation have been rescinded and cancelled. As described in the accompanying Supplement to Proxy Statement, on May 16, 2013, the Compensation Committee of the Board of Directors approved a stock option grant, under the 2010 Plan, to Mr. Dellerba to purchase up to 125,000 shares of our common stock at an exercise price of $6.38 per share, which was equal to the closing price per share of our common stock on the NASDAQ Global Select Market on May 16, 2013.

Only shareholders of record at the close of business on April 12, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

If you have already submitted a proxy or voting instructions and do not wish to change your vote, you do not need to take any further action and your shares will be voted as originally directed by you. If you have not yet submitted a proxy or voting instructions or if you wish to change your vote, please be sure to vote over the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid reply envelope. Voting by any of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting. Instructions regarding how to vote your shares are included in the accompanying Supplement to Proxy Statement and on the enclosed proxy card.

By Order of the Board of Directors

May 17, 2013	Edward J. Carpenter Chairman of the Board

PACIFIC MERCANTILE BANCORP 949 South Coast Drive, Third Floor Costa Mesa, California 92626

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS To Be Held at 2:00 P.M., Pacific Time, June 5, 2013

This Supplement to Proxy Statement supplements and amends the Proxy Statement dated April 24, 2013 and first mailed to shareholders on or about April 25, 2013 in connection with the solicitation of proxies by the Board of Directors of Pacific Mercantile Bancorp, a California corporation (the “Company” or “we,” “us” or “our”), for our 2013 Annual Meeting of Shareholders (the “Annual Meeting”). To provide you with additional time to consider the supplemental information contained herein, the Annual Meeting has been postponed and will now be held on Wednesday, June 5, 2013, at 2:00 P.M., Pacific Time, at the Fairmont Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, as described in the attached Notice of Postponement of Annual Meeting of Shareholders. This Supplement to Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 21, 2013.

Except as supplemented or amended by the information contained in this Supplement to Proxy Statement, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Supplement to Proxy Statement carefully and in its entirety together with the Proxy Statement.

If you have already submitted a proxy or voting instructions and do not wish to change your vote, you do not need to take any further action and your shares will be voted as originally directed by you. If you have not yet submitted a proxy or voting instructions or if you wish to change your vote, please be sure to vote over the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid reply envelope. Voting by any of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting. Instructions regarding how to vote your shares are included in this Supplement to Proxy Statement and on the enclosed proxy card.

Only shareholders of record at the close of business on April 12, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders

to be held on June 5, 2013.

The proxy materials for the Annual Meeting, including the Proxy Statement and this Supplement to Proxy Statement, are available to our shareholders on the Internet at

http://www.edocumentview.com/PMBC.

The information in the Proxy Statement is supplemented and amended as follows:

Rescission and Cancellation of Prior Stock Option Grants

The Company has determined that unexercised stock options to purchase up to 125,000 shares of common stock granted in 2012 to Raymond E. Dellerba, our former President and Chief Executive Officer and our current Vice Chairman, exceeded the limit on the number of shares subject to equity awards that could be granted to any one participant in a fiscal year under our 2010 Equity Incentive Plan (the “2010 Plan”).

As previously reported, Mr. Dellerba was granted stock options under the 2010 Plan to purchase (i) up to 50,000 shares of common stock, in January 2012, at an exercise price of $3.74 per share and (ii) up to 275,000 shares of common stock, in April 2012, at an exercise price of $5.34 per share, in accordance with his prior employment agreement dated January 1, 2006 which, as is described in the Proxy Statement, was superseded by a new employment agreement dated April 17, 2013. The 2010 Plan limits the number of shares subject to equity awards that may be granted to any single participant in any fiscal year to 200,000 shares. Consequently, of the options granted to Mr. Dellerba in April 2012, options to purchase 125,000 shares exceeded that annual limit. The options in excess of that annual limit that had been granted to Mr. Dellerba have been rescinded and cancelled. None of the stock options granted to Mr. Dellerba in 2012 have been exercised.

May 2013 Grant of Stock Options to Raymond E. Dellerba

On May 16, 2013, the Compensation Committee approved a stock option grant to Mr. Dellerba to purchase up to 125,000 shares of common stock at an exercise price of $6.38 per share, the closing price of the Company’s common stock, as reported on the NASDAQ Global Select Market on May 16, 2013. These options will vest in equal quarterly installments of 15,625 shares per installment, with the first installment vesting on August 16, 2013 and an additional installment vesting every three months thereafter, except that the last installment of 15,625 shares will vest on April 16, 2015. The vesting of each installment is subject to Mr. Dellerba’s continued employment or service with the Company or its wholly owned subsidiary, Pacific Mercantile Bank, through the corresponding vesting date.

Additional Supplemental Information

The following additional information is provided to illustrate the effects on certain beneficial ownership and compensation information presented in the Proxy Statement had the excess options never been granted in 2012 and, with respect to the shares available under the 2010 Plan, to give effect to the May 2013 grant to Mr. Dellerba, as described above. Accordingly, the supplemental information below assumes that Mr. Dellerba was issued options in 2012 to purchase only up to (i) 50,000 shares of common stock, in January 2012, at an exercise price of $3.74 per share and (ii) 150,000 shares of common stock, in April 2012, at an exercise price of $5.34 per share.

Security Ownership of Certain Beneficial Owners and Management

Assuming that the excess stock options were never granted to Mr. Dellerba, Mr. Dellerba would have beneficially owned 776,534 shares of common stock, or 3.6% of the Company’s outstanding voting shares as of April 12, 2013, including 483,178 shares of common stock issuable upon exercise of stock options on or before June 11, 2013, but excluding 5,000 shares owned by other family members, of which Mr. Dellerba disclaims beneficial ownership. Consequently, as of April 12, 2013, the number of common shares beneficially owned by all directors and executive officers as a group (16 persons) would have been 2,336,869, or 10.8% of the outstanding voting shares as of such date, including 676,921 shares of common stock that were exercisable on or would become exercisable within 60 days of April 12, 2013, but excluding shares of common stock as to which directors or officers have disclaimed beneficial ownership, as described in the footnotes to the Security Ownership of Certain Beneficial Owners and Management table in the Proxy Statement.

Summary Compensation Table

Assuming that the excess stock options had never been granted, the aggregate grant date fair value of stock option awards to Mr. Dellerba for the fiscal year ended December 31, 2012 (as reported in the Summary Compensation Table of the Proxy Statement in accordance with applicable rules of the Securities and Exchange Commission) would have been $502,500, and his total compensation for the 2012 fiscal year would have been $1,480,200.

Outstanding Option Awards at Fiscal Year-End

The following table provides information with respect to the number of shares subject to outstanding options that would have been held by Mr. Dellerba, and the exercise prices and expiration dates of those options, as of December 31, 2012 assuming that the excess stock options were never granted to Mr. Dellerba.

	Number of Shares Underlying Unexercised Options at December 31, 2012			Option Exercise Price	Option Expiration Dates
	Exercisable	Unexercisable
Raymond E. Dellerba	40,800	—		$11.34	02/17/2014
	173,300	—		$11.20	01/20/2014
	55,000	—		$15.00	02/15/2015
	66,122	—		$2.97	03/16/2020
	45,344	19,656	(1)	$3.51	11/15/2020
	13,892	11,108	(2)	$4.34	04/19/2021
	15,287	34,713	(3)	$3.74	01/26/2022
	33,366	116,634	(4)	$5.34	04/18/2022

(1)	Stock options vest at a rate of 2.777% per month, until fully vested on November 15, 2013.

(2)	Stock options vest at a rate of 2.777% per month, until fully vested on April 19, 2014.

(3)	Stock options vest at a rate of 2.777% per month, until fully vested on January 26, 2015.

(4)	Stock options vest at a rate of 2.777% per month, until fully vested on April 18, 2015.

The following table provides information relating to the number of shares of our common stock that would have been exercisable pursuant to, and the weighted average exercise price of, the options that would have been outstanding under our employee stock incentive plans as of December 31, 2012 assuming the excess stock options were never granted to Mr. Dellerba. The table below does not give effect to the grant of options to Mr. Dellerba on May 16, 2013 to purchase 125,000 shares.

	Column A	Column B	Column C
	Number of Shares Issuable Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Shares Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column A)
Shareholder approved equity compensation plans(1)	1,441,965	$7.04	240,494

(1)	The only equity incentives granted under the plans have been stock options, each of which was granted at an exercise price equal to 100% of the closing price of the Company’s shares on the date of grant.

Shares Available under the 2010 Plan

Subject to shareholder approval of Proposal No. 2 set forth in the Proxy Statement to approve an amendment to the 2010 Plan to increase the number of shares issuable under the 2010 Plan by 800,000 shares, the total number of shares that may be issued under our 2010, 2008 and 2004 Equity Incentive Plans would have been 2,476,159 shares, which number is subject to adjustment as described under the heading “Changes in Capital Structure and Changes of Control” in the Proxy Statement.

The following table provides information relating to the number, and the average exercise prices, of the shares of our common stock that, as of April 17, 2013, would have been subject to outstanding options under the 2010 Plan.

	Actual			Pro Forma (Assuming Proposal No. 2 is Approved by Shareholders)
	(A)	(B)	(C)	(D)
	Number of Shares Issuable on Exercise of Outstanding Options(1)	Weighted Average Exercise Prices of Outstanding Options(1)	Number of Shares Available for Future Issuances under Equity Compensation Plans(1)	Proposed Increase in Shares Issuable under the 2010 Plan	Maximum Number of Shares to be Issuable under the 2010 Plan(2)	Percent of Outstanding Shares(3)
Equity Incentive Plans	1,429,065	$7.03	247,094	800,000	2,476,159	13.1%

(1)	Does not reflect the grant of options to Mr. Dellerba on May 16, 2013 to purchase 125,000 shares.

(2)	The sum of the numbers of shares in columns (A), (C) and (D) above.

(3)	A total of 18,905,741 shares of common stock were outstanding on April 17, 2013.

Voting; Revocability of Proxies

Voting Your Shares

You may vote your shares of common stock of the Company by any of the following methods:

•

Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on the enclosed proxy card. The deadline for voting by telephone is June 5, 2013, at 1:00 A.M., Pacific Time. If you vote by telephone, you do not need to return your proxy card.

•

Voting on the Internet. You may vote on the Internet by accessing the website address and following the instructions printed on the enclosed proxy card. The deadline for voting on the Internet is June 5, 2013, at 1:00 A.M., Pacific Time. If you vote on the Internet, you do not need to return your proxy card.

•

Voting by Mail. You may vote by completing, signing and returning the enclosed proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. In order to assure that your shares will be voted, you should mail your signed proxy card in sufficient time for it to be received before the Annual Meeting on June 5, 2013. If your shares are registered in different names or you hold your shares in more than one capacity, you will receive more than one proxy card. In that case, if you choose to vote by mail and you want all of your shares voted, please complete each proxy card that you receive and return it in its own postage prepaid envelope.

•

Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Annual Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Annual Meeting, after having voted by any of the methods described above, only your last vote will be counted. Directions to the Annual Meeting may be found at http://pmbank.com/InvestorRelations/Events.

Voting by telephone or over the Internet are the most convenient and best methods for assuring that your shares will be voted in accordance with your wishes at the Annual Meeting.

If you have already submitted a proxy or voting instructions and, after reviewing this Supplement to Proxy Statement, you wish to change your vote, you may do so by following the instructions below. If you have already submitted a proxy or voting instructions and do not wish to change your vote, you do not need to take any further action and your shares will be voted as originally directed by you.

Revoking or Changing Your Vote

If you are the record owner of your shares, you may revoke any vote you may have made on the Internet or by telephone or any proxy card you may have returned by mail, at any time before your vote has been cast or your proxy has been voted at the Annual Meeting, by taking one of the following actions:

•	attending the Annual Meeting and voting in person;

•	completing, signing and submitting a signed proxy card bearing a later date than the date of your earlier vote or proxy; or

•

sending a written revocation of your proxy to the Company’s Corporate Secretary at 949 South Coast Drive, Third Floor, Costa Mesa, California 92626. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences. If, after revoking your proxy in this manner, you want to vote your shares, you may do so only by one of the methods set forth above, and not over the Internet or by phone.

However, if your shares are held by a broker or other nominee holder, you will need to contact your broker or the nominee holder if you wish to revoke your proxy or voting instructions that you previously gave to your broker or other nominee holder.

Whether or not you plan to attend the Annual Meeting, please be sure to vote over the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid reply envelope, so that your shares may be voted in accordance with your wishes. Voting by any of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting.

By Order of the Board of Directors
May 17, 2013	Edward J. Carpenter Chairman of the Board

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